UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K
CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d) OF
THE SECURITIES EXCHANGE ACT OF 1934
Date of Report (Date of earliest event reported): January 30, 2007
The Phoenix Companies, Inc.

(Exact name of registrant as specified in its charter)

Delaware	001-16517	06-1599088

(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

One American Row, Hartford, CT	06102-5056

(Address of Principal Executive Offices)	(Zip Code)
Registrant’s telephone number, including area code: (860)403-5000
NOT APPLICABLE

(Former name or former address, if changed since last report)
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

The following discussion may contain forward-looking statements within the meaning of the Private Securities Litigation Reform Act of 1995. We intend these forward-looking statements to be covered by the safe harbor provisions of the federal securities laws relating to forward-looking statements. These include statements relating to trends in, or representing management’s beliefs about, our future strategies, operations and financial results, as well as other statements including words such as “anticipate,” “believe,” “plan,” “estimate,” “expect,” “intend,” “may,” “should” and other similar expressions. Forward-looking statements are made based upon management’s current expectations and beliefs concerning trends and future developments and their potential effects. They are not guarantees of future performance. Actual results may differ materially from those suggested by forward-looking statements as a result of risks and uncertainties which include, among others, those risks and uncertainties described in any of our other filings with the SEC. We undertake no obligation to update or revise publicly any forward-looking statement, whether as a result of new information, future events or otherwise.

Item 5.02.	Departure of Directors or Principal Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.
On January 30, 2007, the Benefit Plans Committee of The Phoenix Companies, Inc. (the “Company”), acting pursuant to authority delegated by the Company’s Board of Directors, amended effective as of July 1, 2007 our supplemental executive retirement plans, The Phoenix Companies, Inc. Nonqualified Supplemental Executive Retirement Plan (as amended and restated, the “SERP Plan”) and The Phoenix Companies, Inc. Nonqualified Supplemental Executive Retirement Plan B (as amended and restated, the “SERP B Plan”), respectively (collectively, as amended and restated, the “SERPs”), as well as our nonqualified excess 401(k) plan, The Phoenix Companies, Inc. Non-Qualified Deferred Compensation and Excess Investment Plan (as amended, the “Excess Plan”). The SERPs and the Excess Plan are referred to collectively herein as the “Amended Plans”. The Company’s named executive officers participate in one or more of the Amended Plans. Copies of the applicable amendments and restatements of, or amendments to, the applicable Amended Plans, respectively, are attached as Exhibits 10.1, 10.2 and 10.3 hereto. As a result of changes to the Amended Plans:
•	Any existing employee who, as of December 31, 2006, (i) is 50 years of age or older, and (ii) has 10 or more years of service with the Company and who is a participant in the Amended Plans (each, an “Eligible Executive”) will have the option of participating in a new plan design or of retaining the current plan design under the Amended Plans. Eligible Executives who elect to retain the current plan design under the Amended Plans (each, a “Current Design Executive”) will continue to accrue benefits pursuant to a traditional defined benefit pension formula under the SERPs. These benefits will be calculated as a percentage of the multiple of final average pay and years of service, adjusted to account for Social Security benefits, and will be paid as a traditional annuity upon retirement. Current Design Executives will not receive an enhanced match of their contributions under the Excess Plan.

•	Eligible Executives who elect to participate in the new plan design under the Amended Plans and all other existing employees who are or become participants in the Amended Plans (each, a “New Design Executive”), will participate in the new plan design under the Amended Plans. New Design Executives will, subject to applicable vesting requirements, retain their benefits earned prior to July 1, 2007 under the SERPs, which will be accrued pursuant to the traditional defined benefit pension formula. They will also begin, effective July 1, 2007, to accrue benefits under the SERPs pursuant to a pension equity formula. These benefits will be calculated as the multiple of accumulated annual credits (based upon years of service) and final average pay (highest 5 consecutive calendar years of annual total compensation out of the last 10 years), and may be paid as a lump sum benefit upon the termination of employment. The accumulation of service-based annual credits will be the sum of (i) 2% annual credit percentage for each year up to 4 full years of service (measured each January 1); (ii) 4% annual credit percentage for each year from 5 to 9 years of service; (iii) 6% annual credit percentage for each year from 10 to 14 years of service; (iv) 10% annual credit percentage for each year from 15 to 19 years of service; and (v) 14% annual credit percentage for each year for 20 or more years of service. New Design Executives will also receive an enhanced service-based match of certain of their contributions under the Excess Plan. Currently the maximum match is 4% of base pay regardless of years of service. Under the enhanced match formula, the maximum match ranges from 4.5% of base pay for less than 5 years of service to a maximum of 9% of base pay for 15 or more years of service.
•	Employees hired or re-hired on or after July 1, 2007 who are otherwise eligible to participate in the Amended Plans (“New Executives”) will only accrue benefits for their future services pursuant to the pension equity formula under the SERP B Plan and will receive the enhanced service-based match under the Excess Plan.

Item 7.01.	Regulation FD Disclosure.
On February 1, 2007, we announced that the Amended Plans are part of broader changes to our retirement program. Effective as of July 1, 2007, most of our employees who are currently covered by our broad-based defined benefit pension plan, The Phoenix Companies, Inc. Employee Pension Plan (the “Pension Plan”) and our broad-based 401(k) plan, The Phoenix Companies, Inc. Savings and Investment Plan (the “SIP”) will be affected by changes to our overall retirement program. Those employees who are covered by only the SIP will not be impacted by these changes. In addition to the amendment of the Amended Plans, the new program will amend the Pension Plan and the SIP effective as of July 1, 2007. As a result of changes to the Pension Plan and the SIP:
•	Any existing employee who, as of December 31, 2006, (i) is 50 years of age or older, and (ii) has 10 or more years of service with the Company and who is currently a participant in the Pension Plan and the SIP (each, an “Eligible Employee”) will, prior to July 1, 2007, have the one time option of participating in the new program or remaining in the current program. Eligible Employees who choose to remain in the current program (each, a “Current Program Employee”) will continue to accrue benefits pursuant to a traditional defined benefit pension formula under the Pension Plan. These Pension Plan benefits will be calculated as a percentage of the multiple of final average pay (as defined in the Pension Plan) and years of service, adjusted to account for Social Security benefits, and will be paid as a traditional annuity upon retirement. Current Program Employees will not receive an enhanced match of their contributions under the SIP.

•	Eligible Employees who choose to participate in the new program, and all other existing employees who are otherwise eligible for the new program (each a “New Program Employee”), will participate in the new program. New Program Employees will, subject to applicable vesting requirements, retain their benefits earned prior to July 1, 2007 under the Pension Plan, which will be accrued pursuant to the traditional defined benefit pension formula. New Program Employees will also begin, effective July 1, 2007, to accrue benefits under the Pension Plan pursuant to a pension equity formula. These Pension Plan benefits will be calculated as the multiple of accumulated annual credits (based upon years of service) and final average pay (highest 5 consecutive calendar years of annual total compensation out of the last 10 years), and may be paid as a lump sum benefit upon the termination of employment. The accumulation of service-based annual credits will be the sum of (i) 2% annual credit percentage for each year up to 4 full years of service (measured each January 1); (ii) 4% annual credit percentage for each year from 5 to 9 years of service; (iii) 6% annual credit percentage for each year from 10 to 14 years of service; (iv) 10% annual credit percentage for each year from 15 to 19 years of service; and (v) 14% annual credit percentage for each year for 20 or more years of service. New Program Employees will also receive an enhanced service-based match of certain of their contributions under the SIP. Currently the maximum match is 4% of base pay regardless of years of service. Under the enhanced match formula, the maximum match ranges from 4.5% of base pay for less than 5 years of service to a maximum of 9% of base pay for 15 or more years of service.
•	Employees hired or re-hired on or after July 1, 2007 who are otherwise eligible for the new program (“New Employees”) will only accrue benefits for their future services pursuant to the pension equity formula under the Pension Plan and will receive the enhanced service-based match under the SIP.
The changes to our retirement plans are intended to reduce the volatility in defined benefit expense and funding requirements often caused by outside market forces, to be more competitive as compared to the pension and benefit plans of our peers, and to better meet the current demographic and future workforce profiles of our employees. For 2007, we expect that the expense reduction related to these changes will not be material.

Item 9.01.	Financial Statements and Exhibits.
(a)	Not applicable

(b)	Not applicable

(c)	Not applicable

(d)	Exhibits
     The following exhibits are filed herewith:
10.1	The Phoenix Companies, Inc. Nonqualified Supplemental Executive Retirement Plan, as amended and restated effective July 1, 2007.

10.2	The Phoenix Companies, Inc. Nonqualified Supplemental Executive Retirement Plan B, as amended and restated effective July 1, 2007.

10.3	Second Amendment to The Phoenix Companies, Inc. Non-Qualified Deferred Compensation and Excess Investment Plan, As Amended and Restated Effective January 1, 2004.
* * * * *

SIGNATURES
     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

THE PHOENIX COMPANIES, INC.
Date: February 1, 2007	By:	/s/ Tracy L. Rich
		Name:	Tracy L. Rich
		Title:	Executive Vice President, General Counsel and Secretary